FOUR CORNERS PROPERTY TRUST N Y S E : F C P T INVESTOR PRESENTATION | JUNE 2018 w w w .fcpt.com 1 | FCPT | JUNE 2018

FORW ARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fcpt.com. 2 | FCPT | JUNE 2018

AGEND A Company Overview and Update Page 3 Key Investment Highlights Page 11 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 3 | FCPT | JUNE 2018

SENIOR MAN AGEMENT TEAM  Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc.  Private investor in net lease retail real estate  Member of the Board of Directors of Macy’s, Inc. William Lenehan  President and CEO Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc.  Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX  Ten years at Farallon Capital Management  B.A. from Claremont McKenna College  Former CFO of Amstar, served on Amstar’s Executive and Investment Committees  Former Managing Director of Financial Strategy & Planning at Prologis, Inc.  Former President and CFO of American Residential Communities Gerald Morgan  Served as a Senior Officer with Archstone prior to the company’s sale CFO  Former consultant at Bain & Co.  B.S. in Mechanical Engineering and MBA from Stanford University  Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998  B.A. from Macalester College James Brat  Juris Doctorate from the UCLA School of Law General Counsel 4 | FCPT | JUNE 2018

OVERVIEW OF FCPT  Four Corners Property Trust (“FCPT”) is an investment grade rated REIT primarily engaged in the ownership, acquisition, and leasing of restaurant properties  528 properties, diversified by geography and brand, 414 of which are leased to Darden under long- term triple-net leases ▪ 5 Restaurant Brands at Spin-Off from Darden: Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, Wildfish Seafood Grille ▪ 24 Additional Brands Acquired: Arby’s, BJ’s Restaurant, Bob Evans, Buffalo Wild Wings, Burger King, Chick-Fil-A, Chili’s, Del Taco, Denny’s, Fazoli’s, Hardee’s, KFC, McAlister’s Deli, McDonald’s, MOD Pizza, Panda Express, Pizza Hut, Popeye’s, Red Lobster, Starbucks, Steak ‘n Shake, Taco Bell, Wendy’s, Zaxby’s ▪ Portfolio tenants are principally investment grade (87%) with positive operating trends, fulsome public disclosure, and strong rent coverage (EBITDAR / rent of 4.7x1)  Strategy to grow and diversify portfolio through acquisitions and sale leasebacks  Low leverage and flexible unsecured capital structure to support diversification strategy  Sufficient platform scale with equity market capitalization of $1.4 billion and a total market 2 __________________________capitalization of $1.9 billion Figures as of 5/31/2018, unless otherwise stated. 1. Figure as of 3/31/2018. 2. Based on a share price of $22.89 as of 5/31/2018. 5 | FCPT | JUNE 2018

FCPT RECENT UPDATES


Olive Garden

LONGHORN

KFC


- Announced an increase in the annual dividend to $1.10 per share (over 13% increase from prior dividend) in December 2017
- Active acquisitions & portfolio management program focused on high credit quality operators:

	Property Count	Volume ($mm)	Initial Cash Yield	Term (Years)
2016 (Q3, Q4)	59	$94	6.6%	17
2017 (full year)	43	$99	6.8%	19
2018 (year-to-date through 5/31/18)	14	$24	6.6%	10
Total Q3'16 - Q2'18	116	$216	6.7%	17
Last 12 months (6/1/17 to 5/31/18)	32	$70	6.7%	16

- Announced a strategic agreement to acquire 41 properties for $67 million from Washington Prime Group at a 6.7% cap rate in September 2017, closed on the first 10 properties for $14 million in January 2018
  - FCPT team aims to replicate similar outparcel transactions
- Total dispositions of $57 million since inception of 6 properties at highly attractive cap rates (4.9% weighted average), including a recent disposition of a Bahama Breeze for $16 million at a 5.1% cap rate
- FCPT has diversified and strengthened its capital markets access including the initiation of an At-The-Market ("ATM") equity program, its debut investment grade note issuance and an extension/recast of its credit facility

Since the spin-off was completed in late 2015, FCPT has made significant progress on portfolio diversification and improving access to capital markets

Figures as of 3/31/2018, unless otherwise stated.

6 | FCPT | JUNE 2018

CASE STUDY: FCPT AND W ASHINGTON PRIME • On September 20, 2017, FCPT announced the acquisition of 41 restaurant properties from Washington Prime Group (“WPG”) for a purchase price of approximately $67 million (6.7% initial cash yield) with a weighted average remaining 8 year lease term - Attractive Anchors: Approximately 83% of the net operating income is from properties on out-lots to either open-air properties or WPG’s “Tier One Enclosed” properties - Unencumbered Sites: All properties are outparcels to malls / shopping centers unencumbered by property level debt - Diverse Portfolio: 22 different restaurant brands across 12 states (CT, CO, FL, IA, IL, IN, MD, NJ, OH, PA, TX, VA) • The first 10 properties / $14 million closed in January 2018. Tranche two is expected to close in the second half of 2018 22 Portfolio Brands __________________________ Figures as of 3/31/2018, unless otherwise stated. 7 | FCPT | JUNE 2018

FCPT CLOSED ACQUISITIONS


Olive Garden

LONGHORN

KFC


Tenant	Location	# of Properties	Operator / Guarantor Information	Purchase Price ($mm)	Initial Cash Yield	Term (yrs)	Annualized Rent Bumps	Announced
Pizza Hut	IL, IN	6	40-unit sub. of 150-unit operator	$5.7	7.2%	20	1.5%	7/18/2016
Wendy's	TX	1	2-unit operator	$2.1	6.5%	10	1.2%	8/2/2016
Arby's	NC	2	24-unit operator	$3.5	6.6%	18	1.0%	9/6/2016
KFC	MI	4	360-unit operator	$3.9	7.1%	20	1.4%	9/14/2016
Buffalo Wild Wings	IL, IA	3	7-unit operator (assigned to 40-unit operator)	$7.9	6.5%	12	CPI	9/15/2016
Dairy Queen	OK	1	76-unit operator	$2.6	6.6%	18	1.3%	10/20/2016
Burger King	VA, NC, MS, AL	5	98-unit operator	$11.5	6.5%	20	1.5%	10/28/2016
Arby's	VA, NC	2	24-unit operator	$4.3	6.6%	18	1.0%	11/4/2016
USRP Portfolio: Tranche 1 (7 concepts)	MI, KY, OH, IN, IL, FL, CO, GA	10	Mix of corporate and strong franchisees	$15.6	6.6%	10	Various (some CPI & % rent)	11/9/2016
KFC	IN, MI, WI	16	130-unit operator	$21.1	6.5%	20	1.5%	11/10/2016
Taco Bell	IN	1	85-unit sub. of 250-unit operator	$1.3	6.7%	5	NA	11/15/2016
Hardee's	AL & GA	4	35-unit operator	$6.9	6.5%	20	1.5%	12/15/2016
Burger King	TN	4	115-unit operator	$7.7	6.5%	20	1.5%	12/28/2016
USRP Portfolio: Tranche 2 (3 concepts)	AL, IN, NY, TN	4	Mix of corporate and strong franchisees	$5.8	6.5%	12	Various (some CPI & % rent)	1/12/2017
Taco Bell	SC	1	60-unit sub. of 250-unit operator	$2.4	6.5%	12	1.5%	1/13/2017
McAlister's	TX	4	40-unit operator	$8.9	6.7%	15	1.5%	3/17/2017
Bob Evans	DE, IN, MD, MI, NY, OH, PA, VA, WV	16	524-unit operator	$35.1	7.1%	20	2.0%	5/1/2017
Burger King	MS, TN	7	115-unit operator	$16.0	6.7%	20	2.0%	6/30/2017
Taco Bell	IN	2	270-unit operator	$3.4	6.5%	20	0.5%	7/26/2017
MOD Pizza/Del Taco	MI	1	5-unit sub. of 90-unit operator	$2.7	7.4%	10	2.0%	9/15/2017
Red Lobster	OH, MI, PA, GA	5	700-unit operator	$19.4	6.7%	21	2.0%	11/2/2017
LongHorn Steakhouse	SC	1	490-unit sub. of 1,695-unit operator	$1.5	6.6%	10	2.5%	12/7/2017
Burger King	MS	2	Cambridge (115+ unit franchisee)	$3.3	6.7%	20	1.5%	12/19/2017
Buffalo Wild Wings	IL	2	World Wide Wings (40+ unit franchisee)	$6.6	6.6%	14	2.0%	1/10/2018
WPG Portfolio: Tranche 1 (10 concepts)	FL, IL, IA, OH	10	8 corporate and 2 franchisees	$13.8	6.6%	7	Various (some CPI & % rent)	1/12/2018
Popeye's	TN	1	Cambridge (150+ unit guarantor)	$1.7	6.6%	20	1.5%	4/30/2018
Red Lobster	PA	1	700-unit operator	$1.8	7.1%	9	NA	5/29/2018
Total / Wtd. Avg.		116		$216.4	6.7%	17	1.7%	

Note: Figures updated as of 5/31/2018.

8 | FCPT | JUNE 2018

FCPT

FCPT CLOSED DISPOSITIONS


Olive Garden


LONGHORN


KFC



Tenant	Location	# of Properties	Operator / Guarantor Information	Sale Price ($mm)	Initial Cash Yield	Term (yrs)	Annualized Rent Bumps	Announced
Bahama Breeze	Tampa, FL	1	Bahama Breeze Holdings, LLC	$18.5	4.8%	12	1.5%	10/24/2016
Olive Garden	Pembroke Pines, FL	1	Darden Restaurants, Inc.	$6.3	4.8%	16	1.5%	10/24/2016
Olive Garden	Lakeland, FL	1	Darden Restaurants, Inc.	$5.2	5.1%	15	1.5%	5/17/2017
Olive Garden	Fairfax, VA	1	Darden Restaurants, Inc.	$5.9	4.7%	16	1.5%	9/13/2017
Olive Garden	Pinellas Park, FL	1	Darden Restaurants, Inc.	$5.1	4.7%	16	1.5%	11/24/2017
Bahama Breeze[1]	Orlando, FL	1	Bahama Breeze Holdings, LLC	$16.2	5.1%	11	1.5%	5/25/2018
Total / Wtd. Avg.		6		$57.2	4.9%	13	1.5%	

- FCPT remains a net acquirer of real estate, but considers opportunistic dispositions in the scope of portfolio management
- All proceeds from sales exchanged accretively into new investments via 1031 exchange mechanism

Note: Figures updated as of 5/31/2018.

1. Proceeds from sale of Bahama Breeze in Orlando, FL on 5/25/2018 are currently held by exchange intermediary, to be deployed into new investments via 1031 exchange mechanism.

9 | FCPT | JUNE 2018

FCPT

NATIONAL FOOTPRINT WITH INCREASING BRAND DIVERSIFICATION



- 528 Properties
- 44 States
- 29 Brands
- 3.7 million sq ft



WA
MT
ND
MN
OR
ID
WY
SD
WI
MI
NY
ME
VT
NH
MA
CT
RI
IA
NE
NV
UT
CO
IL
IN
OH
PA
NJ
MD
DE
KS
MO
KY
WV
VA
CA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA
FL
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception	Acquired Properties
Olive Garden, LongHorn Steakhouse, Wildfish Seafood Grille, Bahama Breeze Island Grille, Seasons 52 Fresh Grill	Burger King, Red Lobster, Bob Evans, Fazoli's, Chili's, Del Taco, Arby's, Denny's, Panda Express, KFC, Popeyes Louisiana Kitchen, McAlister's Deli, BJ's Restaurant Brewhouse, Zaxby's, MOD, Buffalo Wild Wings Grill & Bar, Chick-fil-A, McDonald's, Hardee's, Wendy's, Taco Bell, Starbucks Coffee, Steak 'n Shake, Pizza Hut

Note: Figures in this presentation are as of 5/31/2018 unless otherwise stated.
Map is based on Current scheduled minimum contractual rent as of 5/31/2018; Excludes six owned / ground leased in the Kerrow Restaurant Operating Business.

10 | FCPT | JUNE 2018

FCPT

AGEND A Company Overview and Update Page 3 Key Investment Highlights Page 11 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 11 | FCPT | JUNE 2018

HIGH QUALITY PORTFOLIO FCPT Portfolio Summary • 528 Properties1 Properties: • 87% Investment grade tenancy • 29 brands – 17 Quick Service & Fast Casual / 12 Casual, Family & Fine Dining1 Casual, • 44 states Geography: Family • Only Texas (10.7%) and Florida (10.1%) are above 10% of NOI1 & Fine Dining • 12.7 years Term Remaining: • Less than 1.5% of NOI expiring before 2027 Contractual Rent $109.4 million (Cash): EBITDAR / Rent 4.7x Coverage: Quick Service & Fast Casual Annual Rent 1.5% average fixed annualized rent increase Escalation: Net leases with tenant responsible for repair and maintenance costs, property tax, Lease Structure: insurance and building restoration Predominantly individual leases to allow landlord flexibility __________________________ Figures as of 3/31/2018 unless stated otherwise. 1. Figures as of 5/31/2018. 12 | FCPT | JUNE 2018

PORTFOLIO DIVERSIFICATION Brand Breakdown by Annual Base Rent (ABR) 20% 18% 104 units 105 units 4% 6% 13 units 74% 14 units 65% 300 units 297 units 13% 112 units Initial Portfolio: Today: Rental Revenue of $94.4 million Rental Revenue of $109.4 million1 (ABR at spin) (ABR at 3/31/2018) ___________________________ Note: “ABR” is defined as cash Annualized Base Rent 1. Scheduled minimum contractual rent as of 3/31/2018. 13 | FCPT | JUNE 2018

LEASE MATURITY SCHEDULE Lease Maturity Schedule by % Annual Base Rent1 (ABR) 99.9% occupied as of 3/31/20182 15.8% 15.2% 14.1% 13.7% 12.8% Weighted average lease term of 12.7 years 9.6% 8.6% Less than 1.5% of rental income matures prior to 2027 3.6% 3.7% 0.7% 0.9% 0.0% 0.0% 0.2% 0.2% 0.3% 0.3% 0.1% 0.1% 0.2% 0.0% 0.0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 # Properties - - 3 2 3 4 1 1 2 74 74 70 67 62 46 40 5 - 41 27 - 4 Cash ABR ($000s)(1) - - 179 171 298 346 85 117 234 16,621 17,273 15,417 14,936 14,012 10,452 9,438 787 - 3,965 4,011 - 1,021 Total SF (000s) - - 15 8 12 18 2 4 7 535 539 531 518 493 363 346 21 - 118 123 - 31 ___________________________ 1. Scheduled minimum contractual rent as of 3/31/2018. 2. Calculated by square feet. Note: Excludes renewal options. 14 | FCPT | JUNE 2018

FCPT’S PORTFOLIO COMPARES FAVOR ABLY ACROSS MAJOR METRICS EBITDAR Coverage1 % Investment Grade Tenants2 % Tenants 100% 100% 81% 39% 96% included: 87% 4.7x 3.2x 2.8x 51% Peer Average: 2.8x 2.6x 2.6x 43% 46% Peer Average: 37% 37% 24% 20% N/A N/A ADC VEREIT Spirit STORE Realty National Retail FCPT STOR NNN SRC VER ADC O FCPT % Retail Properties3 Weighted Average Lease Term (In years) 99% 100% 100% ~14 86% Peer Average: 81% 81% 12.7 64% 11.4 (4) 54% Peer Average: 10.7 years 10.3 9.9 9.3 9.4 STOR VER O SRC ADC NNN FCPT VER O SRC ADC NNN STOR FCPT ___________________________ Sources: Figures as of 3/31/2018 based on public filings and Green Street Advisors. 1. Uses 4-Wall / Unit-Level Coverage where available. 2. Based on annualized base rent. Information for peers per company filings (ADC, O, NNN, and VER) and Green Street Advisors (SRC, NNN, STOR). FCPT classifies investment grade tenants as a tenant with at least one investment grade rating from Moody’s, S&P or Fitch. 3. Based on annualized base rent. 4. Includes retail, restaurant, movie theaters, health clubs, automotive and consumer goods rental. 15 | FCPT | JUNE 2018

AGEND A Company Overview and Update Page 3 Key Investment Highlights Page 11 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 16 | FCPT | JUNE 2018

BUSINESS PLAN AND DIVERSIFICATION STRATEGY FCPT has a core portfolio that provides stable cash flow, as well as a strong balance sheet to support diversification growth objectives 1 Start with 100% concentration in casual dining, but an extremely strong tenant with an investment grade credit rating 2 Seek to grow and diversify with an initial focus on the quick service subsector in order to move portfolio closer to reflecting national restaurant landscape 3 Become a preferred partner and capital source for leading restaurant operators and franchisees, capitalizing on the current industry trends pushing operator consolidation and an “asset light” business model 4 Maintain conservative and flexible balance sheet − Continue to improve access to equity and debt capital − Low leveraged balance sheet with substantial liquidity − Unencumbered properties − Conservative payout ratio of approximately 80% of AFFO − UPREIT structure offering compelling OP unit option − Capital recycling through selective dispositions 17 | FCPT | JUNE 2018

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA


Olive Garden
LONGHORN
KFC

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics
- Acquisition decisions are informed by a property scorecard based on these metrics, but ultimately rely on human judgement

Credit Criteria (~50%):
- Guarantor credit
- Brand durability
- Store performance
- Rent-to-sales
- Lease term

Real Estate Criteria (~50%):
- Location
- Re-use potential
- Lease structure
- Absolute rent
- Rent growth



18 | FCPT | JUNE 2018

FCPT

CONCEPTUAL UNDERW RITING STRIKE ZONE Valuation to Score Matrix FCPT is disciplined in its underwriting, passing on properties with weak real estate, weak credit or aggressive pricing Dilutive Expensive FCPT Long Term WACC Strike Zone Valuation (Going in Asking Valuation(Going Cap Asking in Rate) Cheap Screened / Passed Accretive Distressed Closed, Under Contract, Negotiating LOI Trophy 0 1 2 3 4 5 6 7 8 9 10 Total Underwriting Score “Ted Williams described in his book, The Science of Hitting, that the most important thing, for a hitter, is to wait for the right pitch…and that's exactly the philosophy I have about investing...wait for the right pitch…and it will come…it's the key to investing.” – Warren Buffett Note: Figures as of May 2018; data includes 2,400+ comps with property scores along x-axis and property listing / asking cap rates along y-axis. Does not necessarily reflect closing price negotiated by FCPT. 19 | FCPT | JUNE 2018

VAST ADDRESSABLE MARKET W ITHIN RESTAURANT INDUSTRY SUBSECTORS US GDP – $18.6 Trillion Consumption Investment Government $12.8T $3.0T $3.3T Net Exports Retail Sales -$0.5T $4.85T Restaurants (~11% of Retail Sales, $523bn) Family Fine Quick Service & Fast Casual Casual Dining / Buffet Dining $268bn $194bn $42bn $19bn Sand- Mex- Varied Mex- Sea- Hamburger Pizza Coffee Chicken Other Italian Steak Asian Other wich ican Menu ican food $82bn $40bn $29bn $24bn $39bn $24bn $20bn $19bn $30bn $31bn $23bn $67bn $22bn $12bn FCPT ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Target ~ ~ ~ ~ Source: Census Bureau, Bureau of Economic Analysis, Wall Street Research as of May 2018; Data as of December 2016. 20 | FCPT | JUNE 2018

INDUSTRY BENCHMARKING


Olive Garden

LONGHORN

KFC


FCPT is focused on acquiring restaurants operated by top brands within each cuisine type

	Revenue ($bn)	% of Dining Sector	% of Restaurant Industry	Predominately Free-Standing Buildings	Top 5 Brands by Market Share (% of cuisine type)[1] #1	#2	#3	#4	#5	Top 5 % of Cuisine Type
Quick Service:										
Burger	$82	30.6%	15.7%	Yes	McDonald's (45%)	Burger King (12%)	Wendy's (11%)	Sonic Drive-In (6%)	Dairy Queen (4%)	77%
Pizza	$40	14.9%	7.6%	No	Pizza Hut (25%)	Domino's (23%)	Little Caesars (16%)	Papa John's (13%)	Papa Murphy's (4%)	81%
Sandwich	$31	11.6%	5.9%	Yes	Subway (50%)	Arby's (16%)	Jimmy John's (10%)	Jersey Mike's Subs (4%)	Jason's Deli (3%)	83%
Coffee	$29	10.8%	5.5%	No	Starbucks (63%)	Dunkin Donuts (29%)	Tim Hortons (3%)	Krispy Kreme (3%)	Peet's Coffee (1%)	99%
Chicken	$24	9.0%	4.6%	Yes	Chick-fil-A (35%)	KFC (20%)	Popeyes (13%)	Zaxby's (7%)	Bojangles' (5%)	80%
Mexican	$23	8.6%	4.4%	Yes	Taco Bell (55%)	Chipotle (23%)	Qdoba (5%)	Del Taco (4%)	Moe's Southwest (4%)	91%
Other (Asian, Seafood, Misc)	$39	14.6%	7.5%	Yes	Panera Bread (52%)	Panda Express (31%)	Captain D's (6%)	Long John Silver's (5%)	Pei Wei (4%)	97%
Total Quick Service	**$268**	**100.0%**	**51.2%**							
Casual Dining:										
Varied Menu	$67	34.5%	12.8%	Yes	Applebee's (17%)	Buffalo Wild Wings (14%)	Chili's Grill & Bar (13%)	Cheesecake Factory (8%)	Red Robin (6%)	58%
Italian	$24	12.4%	4.6%	Yes	Olive Garden (61%)	Carrabba's (11%)	Maggiano's (6%)	Macaroni Grill (4%)	Brio Tuscan Grille (4%)	86%
Mexican	$22	11.3%	4.2%	Yes	On the Border (43%)	Chuy's (39%)	El Torito (18%)	-	-	100%
Steak	$20	10.3%	3.8%	Yes	Outback (33%)	Texas Roadhouse (30%)	LongHorn (21%)	Logan's (8%)	Sizzler (3%)	95%
Asian	$19	9.8%	3.6%	No	P.F. Chang's (75%)	Benihana (25%)	-	-	-	100%
Seafood	$12	6.2%	2.3%	Yes	Red Lobster (67%)	Bonefish Grill (17%)	Joe's Crab Shack (10%)	Bubba Gump (6%)	-	100%
Other	$30	15.5%	5.7%	NA	-	-	-	-	-	0%
Total Casual Dining	**$194**	**100.0%**	**37.1%**							
Family / Buffet	$42	100.0%	8.0%	Yes	IHOP (23%)	Cracker Barrel (21%)	Denny's (20%)	Golden Corral (12%)	Waffle House (9.0%)	85%
Fine Dining	$19	100.0%	3.6%	No	Ruth's Chris (19%)	Capital Grille (12%)	Fleming's (8%)	Saltgrass (8%)	Morton's (8%)	56%
Total Restaurant / Portfolio	**$523**		**100.0%**							

Note: Green font denotes FCPT owned brands and orange font denotes brands that FCPT is under contract to purchase per the announced Washington Prime Group transaction.

Source: "Nation's Restaurant News Top 200", Census Bureau, Bureau of Economic Analysis, Wall Street Research as of May 2018; Data as of December 2016.

[1] Market share is defined as total brand sales as a percentage of the sum of all sizable brands within each cuisine type subsector. *Brand selection is based on data from "Nation's Restaurant News Top 200".*

21 | FCPT | JUNE 2018

FCPT

FOOD & BEVERAGE SEEMS TO BE MOST RESILIENT TO E -COMMERCE US eCommerce Penetration by Retail Category (2016) 50% 46.7% 45% 40% 35% 31.8% 30% 25% 20% 16.4% 14.8% 15% 11.1% 11.0% 10.5% 10% 7.3% 5% 2.8% 0.9% 0% Consumer Books & Toys & Hobbies Apparel & Health & Jewelry & Sports & Fitness Furniture & Total Food & Electronics Magazines Accessories Personal Care Watches (ex apparel) Home Grocery1 Beverage1 (incl appliances) Online / digital sales penetration has remained low within restaurants Source: ComScore, Census Bureau, BEA, Internet Retailer, Wall Street Research. 1 Calculated using estimated online sales. 22 | FCPT | JUNE 2018

RAPID FRANCHISEE CONSOLIDATION W ITHIN RESTAURANT INDUSTRY Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees 28,000 26,997 150 25,176 135 130 24,000 23,177 126 21,831 120 116 20,331 109 20,000 102 18,408 105 17,887 92 16,715 89 90 84 16,000 75 12,000 60 8,000 45 30 4,000 15 0 0 2009 2010 2011 2012 2013 2014 2015 2016 2009 2010 2011 2012 2013 2014 2015 2016 The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT Source: Restaurant Finance Monitor (June 2017). 23 | FCPT | JUNE 2018

THOUGHTFUL BRAND SELECTION AIMED AT PROTECTING CASH FLOW Brand Average Sales Volume ($000s) Casual $6,000 Dining $10,909 $5,000 Fast Brands with mid-range sales have more Casual options for re-tenanting in case of vacancy $4,000 Quick Service $3,000 $2,000 $1,000 $0 ___________________________ Source: Brand average sales per “Nation’s Restaurant News Top 200” (2017 edition, uses 2016 financials). 24 | FCPT | JUNE 2018

AGEND A Company Overview and Update Page 3 Key Investment Highlights Page 11 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 25 25 | FCPT | JUNE 2018

SUMMARY CAPITALIZATION AND FINANCIALS


Olive Garden

LONGHORN

KFC


Current Capitalization ($ million, except per share)	
Share price (5/31/2018)	$22.89
Shares and OP units outstanding (millions)	61.8
Equity value	$1,415
Debt:	
Bank term debt	$400
Revolving credit facility	$0
Unsecured private notes	$125
Total market capitalization ("TMC")	$1,940
Excess Cash	($53)
Enterprise value ("EV")	$1,887
EBITDAre (adjusted, Last Quarter Annualized)[1]	$105

Current Trading Metrics	
Cash NOI ($ million)	$109.4
Implied Cap Rate	5.8%
Consensus AFFO per share (12 month forward)	$1.37
Price / AFFO Multiple	16.7x
Quarterly Dividend per share	$0.2750
Annualized Dividend per share	$1.10
Dividend Yield	4.8%

Leverage Relative to Net Lease Peers[2]


Net Debt/EBITDA
Net Debt + Pfd./EBITDA
4.5x
4.5x
4.8x
4.8x
5.8x
5.8x
6.0x
1.2x
4.8x
6.0x
6.0x
6.7x
1.0x
5.7x
6.8x
0.3x
6.5x
FCPT
ADC
O
NNN
STOR
VER
SRC

Credit Metrics	
Net debt to enterprise value	25.0%
Fixed charge coverage (per Q1 2018 covenant compliance)	7.2x
Net debt to EBITDAre (adjusted, Last Quarter Annualized)[1]	4.5x

Note: Figures as of 3/31/2018, unless otherwise stated.
1. *EBITDAre is computed in accordance with NAREIT's definition and adjusted to exclude transaction costs and gains / losses on debt extinguishment.*
2. FCPT and peer figures as of 3/31/2018.

26 | FCPT | JUNE 2018

FCPT

FCPT DEBT MATURITY SCHEDULE Current Debt Maturity Schedule1 Weighted average 1 maturity of 5.4 years Unsecured Notes $400 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan $250 $75 $50 $0 $0 $0 $0 $0 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 ___________________________ Figures as of 3/31/2018. 1. Excludes undrawn revolver. 27 | FCPT | JUNE 2018

FCPT KEY INVESTMENT HIGHLIGHTS


Olive Garden

LONGHORN

KFC


High Quality Portfolio Diversified by Geography and Brand	• Well-located assets diversified geographically across 44 states in the U.S. • Darden property-level revenue ~50% above casual dining peers • Sales of Darden branded assets demonstrate strong underlying value and liquidity • Strong acquisition platform with 116 restaurant properties / $216 million in acquisitions volume since July 2016[1]
Strong, Stable and Growing Cash Flow	• 12.7 year average lease term with <1.5% of leases expiring before 2027 • Annualized rent escalators of 1.5% • Focus on sustainable tenant rents with EBITDAR / rent coverage of 4.7x (best-in-class within net lease sector)
Investment Grade Credit Profile	• FCPT is investment grade rated (Fitch: BBB-) • FCPT's largest tenant, Darden, who also provides a corporate guarantee on its leases, is rated BBB/BBB/Baa2 and continues to perform well and increase market share
Conservative Financial Position	• Financially disciplined acquisition strategy • Current leverage of 4.5x Net Debt / EBITDAre, with no near-term maturities • 100% unencumbered asset base • Conservative dividend payout ratio of ~80% of AFFO • Strong liquidity profile with $250 million fully undrawn revolver • Strong institutional shareholder support
Experienced Management and Board	• Highly regarded leadership with extensive retail net lease and public market REIT experience • Board with significant restaurant and real estate experience and a strong track record • Members of management and board are meaningfully invested in FCPT; interests are aligned with shareholders • Best-in-class corporate governance


Olive Garden

LONGHORN
STEAKHOUSE




Figures as of 3/31/2018 unless otherwise stated.
1. Figure as of 5/31/2018.

28 | FCPT | JUNE 2018

FCPT

FOUR CORNERS PROPERTY TRUST N Y S E : F C P T 29 | FCPT | JUNE 2018